UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 2, 2015

ASPIRITY HOLDINGS LLC

(Exact Name of Registrant as Specified in Charter)

Minnesota	333-179460	27-1658449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16233 Kenyon Ave., Suite 210, Lakeville, Minnesota	55044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(952) 241-3103

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 2, 2015, Krieger Enterprises, LLC (“Krieger”), a wholly-owned first-tier subsidiary of Aspirity Holdings LLC (f/k/a Twin Cities Power Holdings, LLC) (the “Company”), entered into a First Amendment to Equity Interest Purchase Agreement (the “Amendment”) with Angell Energy, LLC, a Texas limited liability company (“Angell”), which, effective September 1, 2015, amended that certain Equity Interest Purchase Agreement, dated June 1, 2015, by and between the Company and Angell (the “Purchase Agreement”) pursuant to which the Company sold 100% of the equity interests of its subsidiary Twin Cities Power, LLC, including its subsidiary Summit Energy, LLC (collectively, “TCP”), to Angell for a purchase price of $20,740,704 (the “Sale”), the payment of which included a secured promissory note (the “Original Note”), and which such Purchase Agreement, Original Note, and related ancillary agreements between the Company and Angell (collectively, the “Transaction Documents”) were subsequently assigned by the Company to Krieger.

In connection with the Sale, Angell had been (i) subleasing the Lakeville, Minnesota office of TCP (the “Lakeville Office”), which such arrangement included the use of certain equipment located at the Lakeville Office (collectively, the “Sublease”), and (ii) employing certain of TCP’s personnel located at the Lakeville Office (the “Employees”). Pursuant to the Amendment, Krieger has agreed to cancel the Sublease and re-employ the Employees, and to correspondingly reduce the purchase price of the Sale to $15,000,000 (the “Purchase Price”). In connection therewith, on September 2, 2015 Angell also executed an Amended and Restated Secured Promissory Note in favor of Krieger, which supersedes and replaces the Original Note and, after accounting for Angell’s payment of $500,000 on August 5, 2015, carries a principal amount of $15,024,573 (the “Amended Note”). The Amended Note bears interest at rate of 6% per annum and matures on June 1, 2019. The Amended Note is secured by a first priority security interest in the assets of Angell and TCP, and is guaranteed by TCP and Angell’s CEO, Michael Angell, individually, pursuant to that certain Security and Guarantee Agreement, dated June 1, 2015, made by Angell, TCP, and Michael Angell, individually, in favor of the Company. Following an initial payment of $1,142,100.13 on September 1, 2015, the Amended Note is payable in 15 equal quarterly installments of $1,063,215.08 beginning on December 1, 2015. The Amendment also pro-rates certain expenses to Angell related to the Lakeville Office and the transition of the Employees, including bonuses and benefits costs, for the months of June, July, and August 2015.

The foregoing description of the Sale, the Transaction Documents, the Amendment, and the Amended Note is qualified in its entirety by reference to the full text of (i) the Transaction Documents, which are incorporated by reference to Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 to the Company’s 10-Q/A filed August 17, 2015, and (ii) the Amendment and the Amended Note, which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information described in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	First Amendment to Equity Interest Purchase Agreement, dated September 2, 2015, by and among Angell Energy, LLC and Krieger Enterprises, LLC, a wholly-owned subsidiary of Aspirity Holdings LLC (f/k/a Twin Cities Power Holdings, LLC).
10.2	Amended and Restated Secured Promissory Note executed by Angell Energy, LLC in favor of Krieger Enterprises, LLC on September 2, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPIRITY HOLDINGS LLC
Date: September 4, 2015	By	/s/ Wiley H. Sharp III
Wiley H. Sharp III
	Its	Vice President – Finance and Chief Financial Officer

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